UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 23, 2009
ARCADIA RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

001-32935 (Commission File Number)	88-0331369 (IRS Employer Identification No.)
9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (317) 569-8234
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On June 23, 2009, Arcadia Services, Inc., Arcadia Health Services, Inc., Grayrose, Inc., Arcadia Health Services of Michigan, Inc. and Arcadia Employee Services, Inc. (collectively, the “Borrowers”), all direct or indirect wholly-owned subsidiaries of Arcadia Resources, Inc. (the “Company”), entered into a Commitment Letter (the “Commitment”) to modify an existing Credit Agreement dated as of May 7, 2004, between Borrowers and Comerica Bank (the “Lender”), as amended (the “Credit Agreement”). Pursuant to the Commitment, the terms of the Credit Agreement will be modified to, among other things, (1) extend the maturity of the revolving line of credit from October 1, 2009 to August 1, 2011; (2) reduce the revolving credit line from $19 million to $14 million; (3) change the rate of interest to the Lender’s Prime Reference Rate plus 2.75%; and (4) provide for certain financial covenants, including minimum quarterly Tangible Net Worth levels to be maintained by Borrowers. The Commitment is subject to certain closing conditions as set forth therein, including the execution and delivery of loan documentation reasonably satisfactory to the Lender (the “Definitive Loan Agreement”).
The Company’s auditors, BDO Seidman, LLP (“BDO”) have informed the Company that upon execution of the Definitive Loan Agreement, BDO intends to issue an unqualified audit opinion on the Company’s Consolidated Balance Sheet, Consolidated Statement of Operations, Consolidated Statement of Shareholders’ Equity and Consolidated Statement of Cash Flows, all as of March 31, 2009. The Company expects to enter into the Definitive Loan Agreement on or before July 14, 2009.
Accordingly, on June 29, 2009, the Company intends to file a notice with the Securities and Exchange Commission pursuant to Rule 12b-25 to extend the time to file its Annual Report on Form 10-K to July 14, 2009.

Item 2.02	Results of Operations and Financial Condition
On June 25, 2009, the Company issued an earnings release announcing its financial results for the fiscal quarter and full year period ending March 31, 2009. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The financial statements included with Exhibit 99.1 are unaudited and, as indicated above, an unqualified audit opinion from BDO will not be given until such time as the Definitive Loan Agreement is completed.
The information in this Item 2.02 of Form 8-K and in Exhibit 99.1 is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, except as may be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated June 25, 2009
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.
By:	/s/ Matthew Middendorf
Matthew R. Middendorf
Its:	Chief Financial Officer, Treasurer and Secretary

Dated: June 26, 2009